UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2019

Central Index Key Number of the issuing entity: 0001782003

CD 2019-CD8 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0000016287

MUFG Principal Commercial Capital

Central Index Key Number of the sponsor: 0001558761

Cantor Commercial Real Estate Lending, L.P.

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-226943-03	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Wall Street, New York, New York	10005
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01. Other Events.

On August 22, 2019, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance of the CD 2019-CD8 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2019-CD8 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of August 1, 2019 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-B, Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class H-RR, Class J-RR, Class S and Class R Certificates (collectively, the “Privately Offered Certificates”), and (iii) the VRR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about August 22, 2019, under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of thirty-three (33) commercial mortgage loans (the “Mortgage Loans”), secured by first mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee simple and/or leasehold estates in 58 commercial and/or multifamily properties. Certain of the Mortgage Loans were acquired by the Registrant from German American Capital Corporation (“GACC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated August 9, 2019, between the Registrant and GACC; certain of the Mortgage Loans were acquired by the Registrant from MUFG Union Bank, N.A. d/b/a MUFG Principal Commercial Capital (“MPCC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated August 9, 2019, between the Registrant and MPCC; certain of the Mortgage Loans were acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated August 9, 2019, between the Registrant and CCRE; and certain of the Mortgage Loans were acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated August 9, 2019, between the Registrant and CREFI.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
888 Figueroa	N/A	Exhibit 99.9
Woodlands Mall	Exhibit 99.5	Exhibit 99.10
Uline Arena	N/A	Exhibit 99.11
505 Fulton Street	Exhibit 99.6	Exhibit 99.12
Pharr Town Center	N/A	Exhibit 99.13
Wind Creek Leased Fee	Exhibit 99.6	Exhibit 99.14
Moffett Towers II - Buildings 3 & 4	Exhibit 99.7	Exhibit 99.15
The Citizen Hotel Sacramento	N/A	Exhibit 99.16
Liberty MA Portfolio	N/A	Exhibit 99.17
Visions Hotel Portfolio II	Exhibit 99.8	Exhibit 99.18

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Midland Loan Services, a Division of PNC Bank, National Association has appointed Principal Real Estate Investors, LLC as a primary servicer with respect to eleven (11) mortgage loans, representing approximately 30.9% of the initial pool balance, pursuant to that certain sub-servicing agreement, dated as of August 1, 2019 and attached hereto as Exhibit 99.19, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Principal Real Estate Investors, LLC, as sub-servicer, the terms of which agreement are described under “Transaction Parties—The Primary Servicer—The PrinREI Primary Servicing Agreement” in the Prospectus.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Citigroup Global Markets Inc., MUFG Securities Americas Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of August 9, 2019, between the Registrant, the Underwriters and GACC, (ii) the sale of the Privately Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Citigroup Global Markets Inc., MUFG Securities Americas Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to the Certificate Purchase Agreement, dated as of August 9, 2019, between the Registrant, the Initial Purchasers and GACC, and (iii) the sale of the VRR Interest by the Registrant to Deutsche Bank AG, New York Branch (“DBNY”) and MPCC (collectively, in such capacities, the “VRR Interest Purchaser”) pursuant to the VRR Interest Purchase Agreement, dated as of August 9, 2019, between the Registrant, GACC, MPCC and DBNY. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the VRR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated August 12, 2019 and filed with the Securities and Exchange Commission on August 22, 2019. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $677,165,000, on August 22, 2019. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $5,696,715, were approximately $836,041,431. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, approximately $75,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $828,706 were paid to or for the Underwriters and the Initial Purchasers and approximately $4,793,009 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to (i) the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate initial certificate balance of $107,954,305 and (ii) the VRR Interest Purchaser on such date the VRR Interest, having an initial certificate balance of $26,000,000, in each case, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-226943) was originally declared effective on October 23, 2018.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Credit Risk Retention

The Class G-RR, Class H-RR and Class J-RR Certificates were sold to Eightfold Real Estate Capital Fund V, L.P. for $16,024,221 (excluding accrued interest) (representing approximately 1.84% of the aggregate fair value of all of the Certificates (other than the Class R Certificates) and the VRR Interest, based on actual sale prices and finalized tranche sizes) pursuant to the credit risk retention agreement. Given that initial outstanding principal balance of the VRR Interest constitutes 3.205% of the ABS interest issued by the Issuing Entity (“ABS Interest”),

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the Retaining Sponsor is required to retain an eligible horizontal residual interest with a fair value as of the Closing Date of at least $15,605,668 (representing 1.795% of the aggregate fair value of all ABS Interests issued by the Issuing Entity), excluding accrued interest. There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated August 5, 2019 and as filed with the Securities and Exchange Commission on August 5, 2019 under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

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Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of August 9, 2019, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Citigroup Global Markets Inc., MUFG Securities Americas Inc., Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of August 1, 2019, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated August 22, 2019.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated August 22, 2019 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 12, 2019.
99.1	Mortgage Loan Purchase Agreement, dated August 9, 2019, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated August 9, 2019, between Deutsche Mortgage & Asset Receiving Corporation and MUFG Union Bank, N.A. d/b/a MUFG Principal Commercial Capital.
99.3	Mortgage Loan Purchase Agreement, dated August 9, 2019, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.
99.4	Mortgage Loan Purchase Agreement, dated August 9, 2019, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
99.5	Pooling and Servicing Agreement, dated as of August 1, 2019, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, Pacific Life Insurance Company and Trimont Real Estate Advisors, LLC, each as a special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, N.A., as trustee.
99.6	Pooling and Servicing Agreement, dated as of August 1, 2019, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, N.A., as trustee.
99.7	Trust and Servicing Agreement, dated as of July 11, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian.
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99.8	Pooling and Servicing Agreement, dated as of July 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
99.9	Co-Lender Agreement, dated as of July 18, 2019, by and between MUFG Union Bank, N.A, a national banking association, d/b/a MUFG Principal Commercial Capital, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, relating to the 888 Figueroa Whole Loan.
99.10	Agreement Between Noteholders, dated as of August 8, 2019, by and between Deutsche Bank AG, New York Branch, as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder, initial note A-7 holder, and initial note B holder, relating to the Woodlands Mall Whole Loan.
99.11	Agreement Between Noteholders, dated as of July 29, 2019, by and among Cantor Commercial Real Estate Lending, L.P., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder and initial note A-5 holder, and Natixis Real Estate Capital LLC, as initial note A-6 holder and initial note A-7 holder, relating to the Uline Arena Whole Loan.
99.12	Co-Lender Agreement, dated as of July 3, 2019, by and between Citi Real Estate Funding Inc., as initial note A-1 holder and initial note A-2 holder, relating to the 505 Fulton Street Whole Loan.
99.13	Agreement Between Noteholders, dated as of August 22, 2019, by and between DBR Investments Co. Limited, as initial note A-1 holder and initial note A-2 holder, relating to the Pharr Town Center Whole Loan.
99.14	Co-Lender Agreement, dated as of August 20, 2019, between Cantor Commercial Real Estate Lending, L.P., as note A-1 holder, and DBR Investments Co. Limited, as note A-2 holder, note A-3 holder, note A-4 holder, note A-5 holder and note A-6 holder, relating to the Wind Creek Leased Fee Whole Loan.
99.15	Co-Lender Agreement, dated as of July 11, 2019, by and among Barclays Bank PLC, as note A-1-A holder and note B-1 holder, Barclays Capital Real Estate Inc., as initial note A-1-B holder, initial note A-1-D holder and initial note A-1-E holder, Bank of America, N.A., as note A-1-C holder, Deutsche Bank AG, New York Branch, as initial note A-2-A holder, initial note A-2-B holder, initial note A-2-C holder and initial note B-2 holder, and Goldman Sachs Bank USA, as initial note A-3-A holder, initial note A-3-B holder, initial note A-3-C holder and initial note B-3 holder, relating to the Moffett Towers II – Buildings 3 & 4 Whole Loan.
99.16	Agreement Between Noteholders, dated as of July 26, 2019, by and between Citi Real Estate Funding Inc., as initial note A holder, and KCM Sacramento, LLC, as note B holder, relating to The Citizen Hotel Sacramento Whole Loan.
99.17	Agreement Between Noteholders, dated as of August 22, 2019, by and among Cantor Commercial Real Estate Lending, L.P., as initial note A-1 holder and initial note A-2 holder, relating to the Liberty MA Portfolio Whole Loan.
99.18	Co-Lender Agreement, dated as of June 11, 2019, by and among Starwood Mortgage Capital LLC, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, relating to the Visions Hotel Portfolio II Whole Loan.
99.19	Sub-Servicing Agreement, dated as of August 1, 2019, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Principal Real Estate Investors, LLC, as sub-servicer.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By:	/s/ Matt Smith
Name: Matt Smith Title: Director

By:	/s/ Natalie Grainger
Name: Natalie Grainger Title: Director

Dated: August 22, 2019

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